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                   SECURITIES AND EXCHANGE COMMISSION
                          Washington, DC 20549





                                FORM 8-K



                             CURRENT REPORT



                   Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934


           Date of Report (Date of earliest event reported):

                             March 7, 1994


                          Lockheed Corporation
         (Exact name of registrant as specified in its charter)


            Delaware           1-2193            95-0941880
        (State or other     (Commission       (I.R.S. Employer
        jurisdiction of     File Number)     Identification No.)
        incorporation)



                4500 Park Granada Blvd.
                 Calabasas, California                  91399
        (Address of principal executive offices)      (Zip Code)


  Registrant's telephone number, including area code:  (818) 876-2000



                             Not Applicable
     (Former name or former address, if changed since last report)


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Item 5.  Other Events.
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On March 7, 1994, the registrant issued a press release announcing the time and location of its annual meeting of stockholders. The press release is included herein as Exhibit 99.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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Exhibit

99     Press release dated March 7, 1994




                               SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                 LOCKHEED CORPORATION
                                    (Registrant)

Date:  March 7, 1994             By: /s/ CAROL R. MARSHALL
                                    -----------------------
                                        Carol R. Marshall
                                    Vice President-Secretary